SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 8, 2004


                                   IGIA, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-23506                   33-0601498
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(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)               File No.)              Identification No.)


11 West 42nd Street, 7th Floor, New York, NY                               10036
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code (212) 575-0500


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Required FD Disclosure


         On July 8, 2004, IGIA issued a press release (the "Press Release") announcing the conversion of $3,500,000 of trade payables by certain of IGIA's key suppliers into 1,400,000 shares of IGIA's common stock.

Incorporation by Reference

         The description of the Press Release discussed above is qualified in its entirety by reference to such Press Release, which is attached as an exhibit hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (a) None

         (b) None

         (c) Exhibits

             99.1     Press Release, dated July 8, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2004

                                          IGIA, INC.


                                          By:  /s/  Kurt Streams
                                               ---------------------------------
                                          Name:  Kurt Streams
                                          Title: Chief Financial Officer

                                  Exhibit Index

         Exhibit No.                Description
         -----------                -----------

         99.1                       Press Release, dated July 8, 2004.